Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment
Schedule of property, plant and equipment, net

	As of December 31,
	2010	2011
	RMB	RMB
Building	—	11,346
Office equipment, furniture and fixtures	97,028	92,213
Motor vehicles	47,030	43,454
Leasehold improvements	9,548	7,614
Total	153,606	154,627
Less: Accumulated depreciation	(51,431)	(69,915)
Property, plant and equipment, net	102,175	84,712